UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 1, 2017

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MPLX LP
(Exact name of registrant as specified in its charter)

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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On March 1, 2017, MPLX LP (the “Partnership”) entered into a Membership Interests Contributions Agreement (the “Contributions Agreement”) with MPLX GP LLC (the “General Partner”), MPLX Logistics Holdings LLC (“MPLX Logistics”), MPLX Holdings Inc. (“MPLX Holdings”) and MPC Investment LLC (“MPC Investment”). Pursuant to the Contributions Agreement, MPC Investment agreed to contribute the outstanding membership interests in Hardin Street Transportation LLC (“Hardin Street Transportation”), Woodhaven Cavern LLC (“Woodhaven Cavern”) and MPLX Terminals LLC (“MPLX Terminals”) through a series of intercompany contributions to the Partnership for approximately $1.511 billion in cash and equity consideration valued at approximately $504 million (the “Transaction”).

MPLX Terminals owns and operates light products terminals. Hardin Street Transportation owns various crude oil and refined product pipeline systems and associated storage tanks. Woodhaven Cavern owns butane and propane storage caverns.

In connection with the closing of the Transaction on March 1, 2017, the Partnership issued (i) 9,197,900 common units representing limited partner interests in the Partnership (“Common Units”) to the General Partner, (ii) 2,630,427 Common Units to MPLX Logistics, and (iii) 1,132,049 Common Units to MPLX Holdings. The Partnership also issued 264,497 general partner units to the General Partner in order to maintain its two percent general partner interest in the Partnership.

The Contributions Agreement contains customary representations and warranties as well as customary indemnification obligations among the parties. The foregoing description of the Contributions Agreement is not complete and is qualified in its entirety by reference to the full text of the Contributions Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The conflicts committee and the board of directors of the General Partner approved the terms of the Contributions Agreement on behalf of the Partnership. The conflicts committee, which is comprised of independent members of the board of directors of the General Partner, retained independent legal and financial advisors to assist it in evaluating and negotiating the Transaction.
Second Amended and Restated Employee Services Agreement
In connection with the closing of the Transaction, Marathon Petroleum Logistics Services LLC (“MPLS”), the General Partner and Marathon Pipe Line LLC (“MPL”) entered into a Second Amended and Restated Employee Services Agreement, dated March 1, 2017 (the “Second Amended and Restated Employee Services Agreement”), under which MPL has agreed to reimburse MPLS for the provision of certain operational and management services in support of the assets owned or operated by MPL. MPL pays monthly fees to MPLS for such services. The Second Amended and Restated Employee Services Agreement has an initial term ending on September 30, 2017, and automatically renews on a year to year basis thereafter, provided that either party may generally terminate upon 180 days written notice to the other.

The foregoing description of the Second Amended and Restated Employee Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Employee Services Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
With the closing of the Transaction, the following agreements were entered into or assumed by the Partnership through its ownership of Hardin Street Transportation and MPLX Terminals.

Transportation Services Agreement
Hardin Street Transportation is a party to a Transportation Services Agreement with Marathon Petroleum Company LP (“MPC LP”), dated January 1, 2015 (the “Transportation Services Agreement”). Under the Transportation Services Agreement, Hardin Street Transportation provides pipeline transportation of crude oil and refined products, as well as related services, for MPC LP. MPC LP pays Hardin Street Transportation monthly for such services based on contractual rates relating to MPC LP crude oil and refined product deliveries as well as any viscosity surcharges, loading, handling, transfers or other related charges.

Under the Transportation Services Agreement, if MPC LP fails to transport its quarterly minimum throughput volumes, MPC LP will pay a deficiency payment equal to the volume of the deficiency multiplied by the rate then in effect. If the minimum capacity of the pipeline falls below the level of MPC LP’s commitment at any time, depending on the cause of the reduction in capacity, MPC LP’s commitment may be reduced or MPC LP will receive a credit for its minimum volume commitment for that period.

On December 1, 2016, the parties entered into a First Amendment to the Transportation Services Agreement (the “First Amendment”) to remove certain pipeline systems from the agreement. On January 1, 2017, the parties entered into a Second

Amendment to the Transportation Services Agreement (the “Second Amendment”) to revise the initial term in the agreement as well as the renewal terms. The parties entered into a Third Amendment to the Transportation Services Agreement, dated January 1, 2017 (the “Third Amendment”), to permit Hardin Street Transportation to adjust certain contractual rates provided for in the Transportation Services Agreement.

The Transportation Services Agreement, as amended, has an initial term ending on December 31, 2026, and automatically renews for two additional renewal terms of four years each unless either party provides the other party with written notice of its intent to terminate at least six months prior to the end of the then-current term.

The foregoing description of the Transportation Services Agreement, First Amendment, Second Amendment and Third Amendment are not complete and are qualified in their entirety by reference to the full text of the Transportation Services Agreement, First Amendment, Second Amendment and Third Amendment, which are filed as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Third Amended and Restated Terminal Services Agreement
MPLX Terminals is a party to a Third Amended and Restated Terminal Services Agreement with MPC LP, entered into on March 1, 2017 (the “Terminal Services Agreement”), whereby MPLX Terminals provides terminal storage for refined petroleum products, as well as related services, for MPC LP. MPC LP pays MPLX Terminals monthly for such services based on contractual fees relating to MPC LP product deliveries as well as any viscosity surcharges, loading, handling, transfers or other related charges.

Under the Terminal Services Agreement, if MPC LP fails to meet its quarterly minimum volume throughput commitments, MPC LP will pay a deficiency payment equal to the volume of the deficiency multiplied by the rate then in effect. If the average daily capacity of a terminal falls below the level of MPC LP’s commitment during a quarter, depending on the cause of the reduction in capacity, MPC LP’s throughput commitment will be reduced to equal the average daily capacity available during such quarter.

The Terminal Services Agreement has an initial term ending on March 31, 2026, and automatically renews for two additional renewal terms of five years each unless either party provides the other party with written notice of its intent to terminate at least 12 months prior to the end of the then-current term.

The foregoing description of the Terminal Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Terminal Services Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Third Amended and Restated Employee Services Agreement
MPLX Terminals is a party to a Third Amended and Restated Employee Services Agreement with MPLS with an effective date of December 21, 2015 (the “Third Amended and Restated Employee Services Agreement”). Under the Third Amended and Restated Employee Services Agreement, MPLX Terminals reimburses MPLS for employee benefit expenses along with certain operational and management services provided in support of the operations of MPLX Terminals.

The Third Amended and Restated Employee Services Agreement has an initial term ending on December 31, 2020, and automatically renews for two additional renewal terms of five years each unless either party provides the other party with written notice of its intent to terminate at least 12 months prior to the end of the then-current term.

The foregoing description of the Third Amended and Restated Employee Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Employee Services Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships
The General Partner manages the Partnership’s operations and activities through the General Partner’s officers and directors. Each of MPLX Logistics, MPLX Holdings, MPC Investment, the General Partner, MPC LP and MPLS are wholly-owned subsidiaries of Marathon Petroleum Corporation (“MPC”). As a result, certain individuals serve as officers and/or directors of one or more of such entities. After giving effect to the Transaction, MPC holds, indirectly through its subsidiaries, 99,579,689 Common Units, representing approximately 26.9 percent of the Common Units issued and outstanding as of March 1, 2017. Through its ownership of the General Partner, MPC also indirectly owns all of the Partnership’s incentive distribution rights as well as 7,636,916 general partner units, representing a two percent general partner interest in the Partnership.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The Transaction closed on March 1, 2017. The description of the Transaction contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 1.01 above of the Partnership’s issuance of Common Units and general partner units in connection with the Transaction is incorporated into this Item 3.02 by reference, insofar as such information relates to the sale of unregistered equity securities. The sale and issuance of the Common Units and general partner units in connection with the Transaction is exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired
The audited combined financial statements of Hardin Street Transportation LLC and Woodhaven Cavern LLC as of and for the years ended December 31, 2016 and 2015 are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K.
The audited consolidated financial statements of MPLX Terminals LLC as of December 31, 2016 and for the nine months ended December 31, 2016 are incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K.

(b)	Pro forma financial information
The MPLX LP unaudited pro forma consolidated financial statements of income for each of the years in the two-year period ended December 31, 2016 and the unaudited pro forma balance sheet as of December 31, 2016 are incorporated herein by reference to Exhibit 99.3 of this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Membership Interests Contributions Agreement, dated March 1, 2017, between MPLX LP, MPLX Logistics Holdings LLC, MPLX Holdings Inc., MPLX GP LLC and MPC Investment LLC
10.1	Second Amended and Restated Employee Services Agreement, dated March 1, 2017, between Marathon Petroleum Logistics Services LLC, Marathon Pipe Line LLC and MPLX GP LLC
10.2	Transportation Services Agreement, dated January 1, 2015, between Hardin Street Transportation LLC and Marathon Petroleum Company LP
10.3	First Amendment to Transportation Services Agreement, dated December 1, 2016, between Hardin Street Transportation LLC and Marathon Petroleum Company LP
10.4	Second Amendment to Transportation Services Agreement, dated January 1, 2017, between Hardin Street Transportation LLC and Marathon Petroleum Company LP
10.5	Third Amendment to Transportation Services Agreement, dated January 1, 2017, between Hardin Street Transportation LLC and Marathon Petroleum Company LP
10.6	Third Amended and Restated Terminal Services Agreement, dated March 1, 2017, between MPLX Terminals LLC and Marathon Petroleum Company LP
10.7	Third Amended and Restated Employee Services Agreement, effective December 21, 2015, between MPLX Terminals LLC and Marathon Petroleum Logistics Services LLC
23.1	Consent of PricewaterhouseCoopers LLP, independent accountants

23.2	Consent of PricewaterhouseCoopers LLP, independent accountants
99.1	Audited combined financial statements of Hardin Street Transportation LLC and Woodhaven Cavern LLC as of and for the years ended December 31, 2016 and 2015
99.2	Audited consolidated financial statements of MPLX Terminals LLC as of December 31, 2016 and for the nine months ended December 31, 2016
99.3
MPLX LP unaudited pro forma consolidated financial statements of income for each of the years in the two-year period ended December 31, 2016 and the unaudited pro forma balance sheet as of December 31, 2016

*The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: March 2, 2017	By:	/s/ Pamela K.M. Beall
Name: Pamela K.M. Beall
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

2.1*	Membership Interests Contributions Agreement, dated March 1, 2017, between MPLX LP, MPLX Logistics Holdings LLC, MPLX Holdings Inc., MPLX GP LLC and MPC Investment LLC
10.1	Second Amended and Restated Employee Services Agreement, dated March 1, 2017, between Marathon Petroleum Logistics Services LLC, Marathon Pipe Line LLC and MPLX GP LLC
10.2	Transportation Services Agreement, dated January 1, 2015, between Hardin Street Transportation LLC and Marathon Petroleum Company LP
10.3	First Amendment to Transportation Services Agreement, dated December 1, 2016, between Hardin Street Transportation LLC and Marathon Petroleum Company LP
10.4	Second Amendment to Transportation Services Agreement, dated January 1, 2017, between Hardin Street Transportation LLC and Marathon Petroleum Company LP
10.5	Third Amendment to Transportation Services Agreement, dated January 1, 2017, between Hardin Street Transportation LLC and Marathon Petroleum Company LP
10.6	Third Amended and Restated Terminal Services Agreement, dated March 1, 2017, between MPLX Terminals LLC and Marathon Petroleum Company LP
10.7	Third Amended and Restated Employee Services Agreement, effective December 21, 2015, between MPLX Terminals LLC and Marathon Petroleum Logistics Services LLC
23.1	Consent of PricewaterhouseCoopers LLP, independent accountants
23.2	Consent of PricewaterhouseCoopers LLP, independent accountants
99.1	Audited combined financial statements of Hardin Street Transportation LLC and Woodhaven Cavern LLC as of and for the years ended December 31, 2016 and 2015
99.2	Audited consolidated financial statements of MPLX Terminals LLC as of December 31, 2016 and for the nine months ended December 31, 2016
99.3
MPLX LP unaudited pro forma consolidated financial statements of income for each of the years in the two-year period ended December 31, 2016 and the unaudited pro forma balance sheet as of December 31, 2016

*The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.